SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 1999


                               Fingermatrix, Inc.
             (Exact name of Registrant as Specified in its Charter)

          New York                  0-9940                    13-2854686
(State or other jurisdiction      (Commission                (IRS Employer
  of incorporation)                File No.)              Identification No.)


             249 North Saw Mill River Road, Elmsford, New York 10523
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (914) 592-5930

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Item 5.  Other Events

         On September 13, 1999, the Registrant issued to GIL Security Systems, Inc. ("GIL") 14,134 shares of its Series A 2% Voting Convertible Redeemable Preferred Stock ("Series A Preferred Stock") in payment of the purchase price for 1,000,000 shares of the common stock of GIL pursuant to a Stock Purchase Agreement between the Registrant and GIL entered into on such date. The
Registrant's Series A Preferred Stock issued to GIL is convertible into 10,498,735 shares of the Registrant's common stock, at a conversion rate of
742.8 shares of common stock for each share of Series A Preferred Stock, subject to and conditioned upon a recapitalization of the Registrant (the "Recapitalization") pursuant to which the Registrant's authorized capitalization will be increased to provide for, among other things, the reservation of a sufficient number of shares of the Registrant's common stock to accommodate any such conversion. The 10,498,735 shares of the Registrant's common stock issuable to GIL upon such conversion will represent approximately 10% of the total issued and outstanding shares of the Registrant's common stock, on a fully diluted basis. The Registrant granted "piggy-back" registration rights to GIL with respect to any shares of the Registrant's common stock that are issued to GIL upon conversion of the Series A Preferred Stock until such time as any of such shares become eligible for public sale under Rule 144(k) of the Securities Act of 1933, as amended (the "Securities Act").

         Trinity Group, Inc., Carol Schiller and Grazyna Wnuk, holders of 5% or more of the Registrant's outstanding common stock, agreed not to publicly sell the shares of the Registrant's common stock owned by them unless and to the extent that GIL publicly sells any of the shares of the Registrant's common stock acquired by it upon conversion of the Series A Preferred Stock unless 50% or more of such shares are registered under the Securities Act, or such shares become eligible for public sale under Rule 144(k) under the Securities Act.

         On September 13, 1999, Secured Portal Systems, Inc. ("SPS"), a majority owned subsidiary of the Registrant, entered into an Exclusive Distribution Agreement with GIL (the "Distribution Agreement") pursuant to which SPS was engaged as the exclusive distributor for a certain secured entrance system developed, manufactured and marketed by GIL (the "Security Systems") for a term commencing as of September 1, 1999 and expiring on August 31, 2004. SPS obtained the exclusive right to distribute the Security Systems to certain categories of customers defined in the Distribution Agreement, including certain agencies of the Federal Government, department stores and retail stores located in the United States, the Government of Israel, NCR Corp., and Sun Microsystems.

         A certain percentage of the shares of Series A Preferred Stock issued to GIL under the Purchase Agreement are subject to redemption by the Registrant in the event that the Distribution Agreement is terminated upon the written consent of SPS and GIL prior to the expiration of the term of such Agreement. The number of shares of Series A Preferred Stock which is subject to such redemption will be determined by reference to the number of months elapsed during the term of the Distribution Agreement at the time, if any, that the Distribution Agreement is

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terminated.  GIL has a similar  redemption  right with  respect to the shares of
GIL's common stock purchased by the Registrant under the Purchase Agreement. The redemption price payable by the Registrant in such circumstances is $.0001 per share. In addition, in the event that the Registrant does not complete the Recapitalization by September 13, 2000, GIL has the right to modify the distribution rights granted to SPS under the Distribution Agreement from exclusive to non-exclusive for the remainder of the term of such Agreement.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Form of Exclusive Distribution Agreement dated September 13, 1999 between Secured Portal Systems, Inc. and GIL Security Systems, Inc.

                  99.2 Form of Stock Purchase Agreement dated September 13, 1999 between the Registrant and GIL Security Systems, Inc.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FINGERMATRIX, INC.


                                          By:/S/_______________________________
Date: September 22, 1999                        Lewis S. Schiller
                                                Chief Executive Officer


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                                                                    Exhibit 99.1
                        EXCLUSIVE DISTRIBUTION AGREEMENT

         AGREEMENT made this 13th day of September, 1999 by and between GIL SECURITY SYSTEMS, INC., a Delaware corporation with offices at 150-38 12th Avenue, Whitestone, New York 11357 ("GIL") and SECURED PORTAL SYSTEMS, INC., a Delaware corporation with offices at 249 Saw Mill River Road, Elmsford, New York 10523 ("Distributor").

                              W I T N E S S E T H :

         WHEREAS, GIL is engaged in the manufacture and sale of security entrance systems for use as a security device by a variety of customers at airports, federal buildings, court houses, embassies, correctional facilities, schools, governmental operations, department stores and other retail outlets; and

         WHEREAS, Distributor has been formed to market and distribute the aforementioned security entrance systems manufactured and marketed by GIL and is a wholly owned subsidiary of Fingermatrix, Inc. ("Fingermatrix"), a publicly owned company; and

         WHEREAS,   Distributor  is  desirous  of  obtaining  certain  exclusive distribution rights for the aforementioned security entrance systems manufactured by GIL, and GIL is agreeable to granting such rights to Distributor, all on and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby unconditionally acknowledged, the parties hereto do hereby agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the following meanings:

                  1.1. "Agreement" shall mean this Exclusive Distribution Agreement between GIL and Distributor.

                  1.2. "Customer's Prepared Site" shall mean the area or site of Distributor's customer in which the Product will be installed, which site has been prepared by such customer to accommodate the installation of the Product in accordance with the Product specifications.

                  1.3. "Designated Shipper" shall have the meaning provided in
Section 4.1 hereof.

                  1.4. "Events of Default" shall have the meaning provided in
Section 11.1 hereof.

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                  1.5.  "Exclusive  License"  shall mean that certain  exclusive license agreement dated September 13, 1999 between Alan J. Risi ("Risi") and GIL pursuant to which Risi exclusively licensed all exclusive world-wide rights in and to the GIL Intellectual Property for a term commencing on September 13, 1999 and terminating on August 31, 2004.

                  1.6. "FINX Shares" shall have the meaning provided in Section
9.1 hereof.

                  1.7. "GIL Intellectual Property" shall mean the GIL Marks, the GIL Patents and the GIL Technology.

                  1.8. "GIL Marks" shall mean all copyrights, trademarks and trade names owned by, licensed to, or under the exclusive control of GIL relating to the Products, whether registered or unregistered, including, without limitation, the trademark "GIL 2001 Security Doors".

                  1.9. "GIL Patents" shall mean all present and future United States and foreign patents and patent applications exclusively licensed to GIL, the claims of which cover any of the Products in any way.

                  1.10. "GIL Shares" shall have the meaning provided in Section
9.1 hereof.

                  1.11. "GIL Technology" shall mean all processes, methods, trade secrets, ideas, techniques, information, know-how and other technology exclusively licensed to GIL relating to the Products in any way.

                  1.12. "List Price" or "List Prices" shall mean GIL's wholesale list prices for all Products, including, without limitation, all packing costs, all costs incurred in producing and making available each such Product to the Designated Shipper and all costs of the installation of such Products at the Customer's Prepared Site.

                  1.13. "Minimum Purchase Obligation" shall have the meaning provided in Section 5.3 hereof.

                  1.14. "Most Favored Nations Price" shall have the meaning provided in Section 5.1 hereof.

                  1.15. "Product" or "Products" shall mean all security entrance systems created, developed, manufactured and/or distributed or otherwise sold by GIL, whether now existing or otherwise developed during the Term hereof, including all models of the GIL-2001 security door series.

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                  1.16. "Protected  Customers"  shall  mean the  United  States
Treasury Department, United States Central Intelligence Agency and all other United States Government intelligence agencies, United States National Security Agency, United States Defense Intelligence Agency, United States Department of the Navy, United States Air Force, United States Army, all United States Federal Courts and all United States Embassies and, with respect to all of the foregoing, all present or future agencies, affiliates or subdivisions thereof, all department stores and retail stores located in the United States (to include all retail stores located in foreign countries which are part of a retail store chain which is based in the United States), the Government of Israel (to include all present and future agencies, affiliates and subdivisions thereof) NCR Corp. and Sun Microsystems (to include all subsidiaries and affiliates thereof), including with respect to all of the foregoing customers, all of their respective facilities, wherever located.

                  1.17. "Purchase Price" shall have the meaning provided in
Section 5.1 hereof.

                  1.18. "Stock Purchase Agreement" shall have the meaning provided in Section 9.1 hereof.

                  1.19. "Term" shall have the meaning provided in Section 3 hereof.


                                    ARTICLE 2

                           APPOINTMENT OF DISTRIBUTOR

                  2.1. GIL hereby grants Distributor, during the Term hereof and subject to the terms and conditions contained herein, the sole and exclusive right to sell, market and distribute the Products to Protected Customers and Distributor hereby accepts such appointment. Distributor shall purchase all Products solely from GIL. GIL also hereby grants Distributor (and all Protected Customers to which Distributor sells Products) a use license to the GIL Intellectual Property for the use and operation of the Products for all periods during or after the Term hereof that such Products are in use. Reference is made to Section 5.4 of the Stock Purchase Agreement. In the event that the Recapitalization (as defined in the Stock Purchase Agreement) is not completed by September 30, 2000, GIL will have the right, upon notice to Distributor, to modify the distribution rights granted to Distributor hereunder to non-exclusive distribution rights. In such event, the exclusive distribution rights granted to Distributor hereunder will become non-exclusive distribution rights for the remainder of the Term of this Agreement.

                  2.2. Distributor shall have the non-exclusive right, during the Term hereof, to sell Products to customers other than Protected Customers. In such instances, Distributor shall sell such Products to such customers at the List Prices and otherwise on payment and other terms determined by GIL. GIL shall pay Distributor a commission of 15% of the gross sale price for such Products (exclusive of freight, insurance, and sales taxes, if any) at such time as GIL receives payment therefor from such customers. Distributor shall also be entitled to receive such

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commissions  with  respect to all sales of Products to such  customers  that are consummated prior to the termination or expiration of this Agreement but which are paid for thereafter.

                  2.3. Distributor shall also have the right to lease Products to Protected Customers during the Term hereof, provided that Distributor pays GIL the Purchase Price therefor in accordance with the terms of this Agreement. In any such instance, GIL shall also receive twenty percent (20%) of all revenues received from any such lessee of the Products, net of all sales and similar taxes, if any, and all debt service and other costs relating to any financing obtained for such lease, such sum to be paid to GIL upon Distributor's receipt of any such lease revenues.

                  2.4. GIL will service all products sold or leased to Protected Customers on terms to be determined by GIL during the Term hereof. Distributor shall receive twenty percent (20%) of all service revenues received by GIL, net of (i) all actual direct costs of GIL in providing such service, and (ii) all sales and similar taxes, if any, such sum to be paid to Distributor upon GIL's receipt of any such service revenues.

                  2.5. Distributor hereby recognizes GIL's exclusive worldwide license rights to the GIL Intellectual Property and agrees that it will not, during the Term of this Agreement or thereafter, attack the validity or any rights of GIL in and to the GIL Intellectual Property, including the GIL Marks or the GIL Patents, or do or suffer to be done any act or thing which might in any way impair the rights of GIL in and to the GIL Intellectual Property. GIL shall, at all times during the Term hereof and at its sole cost and expense, prosecute, maintain and defend all patents, trademarks, trade names and copyrights relating to the Products, and all pending and future applications therefor. GIL will notify Distributor of all issued patents, trademarks, trade names and copyrights and of the status of all pending applications therefor. To the extent required by applicable law and at no cost to Distributor, Distributor will cooperate with GIL, upon GIL's reasonable request, with any such pending or future applications for any of the foregoing intellectual property during the Term of this Agreement.


                                    ARTICLE 3

                                    THE TERM

         The term of this Agreement shall commence as of September 1, 1999 and expire on August 31, 2004, subject to earlier termination as provided in Article 11 hereof (the "Term"). The Term of this Agreement may be extended for any additional period that may be mutually agreed upon, in writing, between GIL and Distributor. If the Term of this Agreement is extended, as aforesaid, any such additional period shall be deemed a part of the Term hereof.

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                                    ARTICLE 4

                              PURCHASE AND DELIVERY

                  4.1. GIL will supply all Products sold by Distributor under this Agreement. All such Products will conform to the specifications therefor which are established by GIL (and as may be modified by GIL from time to time). GIL will provide notice to Distributor of any change or modification in the specifications of the Products promptly after GIL determines same. The current specifications for the Products are set forth on Exhibit B hereto. Distributor shall place written purchase orders for all Products purchased by it under this Agreement. Each such purchase order shall be delivered to GIL at 150-38 12th Avenue, Whitestone, New York and shall specify the number of Products being purchased, the carrier or shipper to be utilized to ship such Products to Distributor's customers (the "Designated Shipper"), the required delivery and installation dates, and the installation site. GIL will make the Products available to the Designated Shipper pursuant to each such purchase order within the time period specified therein. In no event, however, will GIL be required to deliver Products pursuant to any such purchase order in less than twenty (20) weeks after its receipt of any such purchase order, absent GIL's written consent to an earlier delivery date. GIL will install the Products at the Customer's Prepared Site within the time period specified in any such purchase order, the cost of which will be included in the List Price for any of such Products, and will notify Distributor upon the completion of the installation. Distributor's customers shall be solely responsible for all costs incurred in connection with the creation and preparation of the Customer's Prepared Site and will provide access to GIL at such site sufficient to enable GIL's delivery and installation of the Products.

                  4.2. Distributor shall have the right prior to shipment, upon prior notice to GIL and during normal business hours, to inspect the Products to be delivered by GIL hereunder, at Distributor's sole expense, at the facilities where such Products are being produced and at any warehouse at which such Products are being stored, for purposes of quality control.

                  4.3. All risk of loss to the Products shall be borne by GIL until the installation of the Products at Customer's Prepared Site as specified in Distributor's purchase order. All title and ownership rights to the Products shall pass to Distributor upon and subject to full payment of the Purchase Price therefor.

                  4.4. Distributor shall have the right to sell the Products to the Protected Customers at any price determined by it, except that any such price shall not be less than the List Price therefor (or any "Most Favored Nations Price", if applicable), unless otherwise consented to in writing by GIL and subject to applicable law.

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                                    ARTICLE 5

                        PURCHASE PRICE AND PAYMENT TERMS

                  5.1. Distributor shall pay GIL for each Product purchased under this Agreement, an amount equal to the List Price for such Products, less twenty percent (20%) thereof (the "Purchase Price"). Annexed hereto as Exhibit A is a copy of the List Prices which are effective as of the date of this Agreement. The Purchase Price shall not include the costs of freight, insurance and sales taxes, if any, and all other costs necessary to deliver the Products to the Customer's Prepared Site as specified in Distributor's purchase order, all of which costs shall be borne solely by Distributor or its customer. GIL shall promptly notify Distributor, in writing, of any change in the List Prices during the Term of this Agreement and any such change in List Prices shall only be effective with respect to purchase orders issued by Distributor sixty (60) or more days after the date of any such notification. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in the event that GIL sells Products to any customer at a price less than the List Prices, Distributor shall be entitled to purchase such Products from GIL at any such lower price (the "Most Favored Nations Price"). Notwithstanding the foregoing, the Most Favored Nations Price shall only be available to Distributor with respect to purchase orders placed by Distributor which are identical in quantity and kind to the purchase order of the customer of GIL which was entitled to a purchase price less than the List Prices. Upon request of Distributor, GIL will, within thirty (30) days of such request, promptly notify Distributor of any circumstance in which it sells Products at purchase prices less than the List Prices therefor.

                  5.2. Distributor shall pay the Purchase Price for all Products purchased from GIL hereunder not later than forty-five (45) days after GIL's completion of the installation of the Products.

                  5.3. Distributor will be required to purchase and pay GIL for, in order to maintain its exclusive distribution rights under this Agreement, such minimum number of Products during the Term hereof (the "Minimum Purchase Obligation") as the parties shall mutually agree upon, in writing, within six
(6) months after the date of this Agreement. Until such time as the parties shall mutually agree upon the Minimum Purchase Obligation of Distributor, there shall be no such obligation of Distributor hereunder.

                  5.4. Distributor shall receive a credit against any such Minimum Purchase Obligation in an amount equal to all Products which are purchased and paid for in each period that may be mutually agreed upon which exceed the minimum number of Products to be purchased in or during each such period, such excess to be applied to any such Minimum Purchase Obligation for all such successive periods until such excess has been fully utilized for such purpose.

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                                    ARTICLE 6

              REPRESENTATIONS AND WARRANTIES OF GIL AND DISTRIBUTOR

                  6.1. GIL hereby represents and warrants to Distributor the following:

                           (a) GIL is a corporation, duly organized, validly
existing, and in good standing under the laws of the State of Delaware and has all requisite power and authority to own or lease its properties and carry on its business as now conducted. GIL is an affiliate of Georal International, Ltd. ("Georal") by virtue of the ownership and/or control of both GIL and Georal by Risi.

                           (b) All action on the part of GIL necessary for the
authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, has been properly taken and obtained by it and this Agreement constitutes a valid and legally binding obligation of GIL enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

                           (c) There is no action, suit, proceeding, or
investigation pending or, to the knowledge of GIL, threatened against GIL or Georal which in any way relates to the validity of this Agreement or the right of GIL to enter into, to consummate this Agreement and the transactions contemplated hereby.

                           (d) The authorization, execution, delivery and
performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time or giving of notice, a default under GIL's Certificate of Incorporation or By-Laws or any instrument, judgment, order, writ, decree or agreement to which GIL is a party or by which it or Georal is bound.

                           (e) No consent, approval, order, authorization,
registration, qualification, license, permit, designation or declaration of, or other filing with or notification to, any foreign and/or domestic federal, state or local governmental authority or agency or any third party (including Georal) is required in connection with the authorization, execution, delivery and performance of this Agreement or the sale and distribution of the Products as contemplated hereby.

                           (f) By virtue of the Exclusive License, GIL is the
sole and exclusive world-wide licensee of all of the GIL Intellectual Property. To the best of its knowledge, the GIL Intellectual Property does not infringe upon the rights of any third party. All rights to the GIL Intellectual Property have been transferred and assigned by Risi to GIL. On the date of the execution of the Exclusive License, Risi was not insolvent and exclusively licensed such rights to

GIL, free and clear of all liens, claims and encumbrances whatsoever. All rights to modifications, improvements, alterations or new products hereafter created to, or with respect to, the Products, will be exclusively licensed to GIL under the Exclusive License and no third party (other than Risi), shall have any rights thereto. The Exclusive License, a copy of which is annexed hereto as Exhibit D, is in full force and effect and is not in default by either party thereto, nor is there any event existing which, with or without the passage of time, will constitute any default thereunder.

                           (g) Neither Risi nor GIL has granted any third party
any distribution rights for the Products for any of the Protected Customers.

                           (h) GIL is authorized to issue 200,000,000 shares of
Common Stock, par value $.0001 per share, and 10,000,000 shares of Preferred Stock, par value $.0001 per share, of which there are an aggregate of 100,000,000 shares of such Common Stock issued and outstanding on the date hereof and none of the shares of such Preferred Stock are issued and outstanding nor has any series thereof been designated. The Preferred Stock of GIL, when designated, will not be convertible into shares of Common Stock of GIL.

                           (i) Except as set forth in this Section 6.1 or as
otherwise expressly provided in this Agreement, GIL has made no other representations or warranties to Distributor in connection with this Agreement or the transactions contemplated by this Agreement.

                  6.2. Distributor hereby represents and warrants to GIL the following:

                           (a) Distributor is a corporation, duly organized,
validly existing, and in good standing under the laws of Delaware and has all requisite power and authority to own or lease its properties and carry on its business as now conducted.

                           (b) All action on the part of Distributor necessary
for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, has been properly taken and obtained by it and this Agreement constitutes a valid and legally binding obligation of Distributor enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

                           (c) There is no action, suit, proceeding, or
investigation pending or, to the knowledge of Distributor, threatened against the Distributor which in any way relates to the validity of this Agreement or the right of Distributor to enter into or to consummate this Agreement and the transactions contemplated hereby.

                           (d) The authorization, execution, delivery and
performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time or giving of notice, a default under Distributor's Certificate of Incorporation or By-Laws or any instrument, judgment, order, writ, decree or agreement to which the Distributor is a party.

                           (e) Fingermatrix is authorized to issue 20,000,000
shares of Common Stock, par value $.01 per share, and 1,000,000 shares of Preferred Stock, par value $.01 per share, of which there are an aggregate of 20,000,000 shares of such Common Stock, 100,000 shares of Series A 2% Voting Convertible Redeemable Preferred Stock and 1,000 shares of Series B 4% Preferred Stock issued and outstanding on the date hereof.

                           (f) Except as set forth in this Section 6.2 or as
otherwise expressly provided in this Agreement, Distributor has made no other representations or warranties to GIL in connection with this Agreement or the transactions contemplated by this Agreement.


                                   ARTICLE 7

                        BOOKS AND RECORDS AND INSPECTION

                  Each of GIL and Distributor shall maintain complete and accurate books of account and records containing all information relating to purchases and sales of Products and the List Prices thereof. Such books and records shall be maintained at each of the parties' principal place of business, or at such other location as each of the parties shall notify the other. Distributor shall have the right to inspect, examine and copy and otherwise audit all books and records of GIL with respect to List Prices and the sales prices charged by GIL to its other customers. GIL shall have the right to inspect, examine and copy and otherwise audit all books and records of Distributor with respect to Distributor's sales of Products. Any such inspection shall be conducted at the expense of the party conducting such inspection.

                                    ARTICLE 8

                               PRODUCT WARRANTIES

                  8.1. GIL will warrant the materials and workmanship of the Products supplied to Distributor for one year from the date of installation of the Products at the Customer's Prepared Site. The aforementioned Warranty shall also be made available to all Protected Customers who purchase Products from Distributor during the Term of this Agreement, such Warranty to be substantially in the form annexed a Exhibit C.

                  8.2. GIL will maintain in force and effect during the Term hereof, at its cost, product liability insurance covering the Products sold or leased by Distributor hereunder, in such amounts as shall be mutually agreed upon between Distributor and GIL. Any such insurance policy shall name Distributor and the Protected Customer, as applicable, as loss payees. Upon request by Distributor, GIL will furnish Distributor with a certificate of insurance or other evidence of such insurance being in force and effect.

                                    ARTICLE 9

                                EQUITY INTERESTS

                  9.1. Pursuant  to  a  Stock   Purchase   Agreement   between
Fingermatrix and GIL of even date herewith (the "Stock Purchase Agreement"), Distributor has caused Fingermatrix to issue and deliver to GIL 14,134 shares of Fingermatrix's Series A 2% Voting Convertible Redeemable Preferred Stock, $.01 par value per share (the "FINX Shares"), which shares are convertible into 10,500,148 shares of Fingermatrix's Common Stock, $.01 par value per share (which, when issued and delivered to GIL under the Stock Purchase Agreement, will represent approximately ten percent (10%) of the total issued and outstanding shares of Common Stock of Fingermatrix, on a fully diluted basis and assuming the full conversion of the FINX Shares), in payment for 1,000,000 shares of GIL's Common Stock, $.0001 par value per share (the "GIL Shares") purchased by Fingermatrix thereunder (which when issued and delivered to Distributor under the Stock Purchase Agreement, will represent approximately one percent (1%) of the total issued and outstanding shares of Common Stock of GIL).

                  9.2. Both the GIL Shares and FINX Shares are subject to redemption as provided in the Stock Purchase Agreement. No sale, assignment, encumbrance, hypothecation, pledge, or other disposition of the GIL Shares or the FINX Shares shall be made by either GIL or Fingermatrix until such time as the redemption rights specified in the Stock Purchase Agreement hereof have terminated in accordance with the terms thereof.

                                   ARTICLE 10

                                    FINANCING

                  10.1. Distributor may introduce GIL to a financing source(s) selected by Distributor. In the event that such financing source provides equipment or other financing to GIL which is accepted by it during the Term of this Agreement, Distributor shall receive a fee in an amount mutually agreed upon between GIL and Distributor prior to the consummation of any such financing. Any such fee will be paid to Distributor simultaneously with GIL's receipt of such financing proceeds.

                  10.2. In the event that GIL intends to undertake an initial public offering of its securities at any time during the Term of this Agreement, Distributor shall have the right, for a period of thirty (30) days from the date it receives notice of GIL's intention to undertake such offering, to devise a plan and structure for such initial public offering which is acceptable to GIL. Distributor shall, from time to time and as reasonably requested by GIL during the Term hereof, provide financial consulting and related services to GIL in connection with its activities. Distributor shall expend such of its time as it deems necessary to perform such consulting and related services. Subject to GIL's receipt of the proceeds of any such offering, Distributor shall receive payment for its prior financial consulting services in an amount to be mutually agreed upon between GIL and Distributor.

                                   ARTICLE 11

                        EVENTS OF DEFAULT AND TERMINATION

                  11.1. The following occurrences shall constitute events of default under this Agreement ("Events of Default"):

                           (a) The failure of Distributor to pay the Purchase
Price for all Products purchased by Distributor under this Agreement or to comply with any Minimum Purchase Obligation, when due in accordance with the provisions of this Agreement; provided that Distributor receives notice thereof from GIL and does not cure such failure within thirty (30) business days after such notice.

                           (b) The breach by GIL or Distributor, as the case may
be, of any of their respective material representations, warranties, covenants or obligations under this Agreement (other than as provided in subsection (a) above), provided that the breaching party receives notice thereof from the party claiming such breach and fails to cure any such breach within thirty (30) days after such notice.

                  11.2. In the event of the occurrence of an Event of Default, GIL or Distributor, as the case may be, shall have the right to institute an action to recover any damages which may result therefrom and/or to exercise any other legal or equitable rights or remedies provided for hereunder or otherwise available under applicable law. Notwithstanding the foregoing, neither GIL nor Distributor shall have the right to terminate this Agreement upon the occurrence of any Event of Default, the sole right of either party to terminate this Agreement being based upon and subject to the consummation of a written instrument signed by both GIL and Distributor agreeing to such termination.

                  11.3. In the event of any termination of this Agreement prior to the expiration of the Term hereof, Distributor shall immediately discontinue all marketing, sales and promotional activities in connection with Products, as well as all distribution and sale of Products and all use of the GIL Intellectual Property, except that Distributor shall have a period of up to nine
(9) months after any such termination to sell all inventory of Products and to fulfill all purchase orders therefor which were issued to Distributor on or prior to the date of any such termination, provided that Distributor fully pays the Purchase Price for such Products. Distributor will furnish GIL with reports of all such sales.

                                   ARTICLE 12

                                  FORCE MAJEURE

                  Notwithstanding any provision of this Agreement to the contrary, if GIL or Distributor is delayed, hindered in or prevented from, in whole or in part, performing any of their respective obligations under this Agreement by reason of any fire, strike, civil commotion, lockout, labor dispute, law, rule, proclamation, or governmental regulation, insurrection, war, public disaster, flood, unavoidable casualty, act of God or the elements, earthquake, vandalism, sabotage, failure of power or any other reason beyond GIL's or Distributor's control, then the party so affected shall be excused from its performance hereunder solely for the duration of such force majeure until the completion of the remedial activity in response to the force majeure and the time for performance shall be extended for a time period equal to the duration of the force majeure and the remedial period.


                                   ARTICLE 13

                                PUBLIC STATEMENTS

                  Neither GIL nor Distributor (nor Georal or Fingermatrix) shall release any information concerning this Agreement or the transactions contemplated hereby which is intended for or may result in the public dissemination thereof, without first obtaining the other party's written consent prior to the release thereof. Nothing contained in this Article 13 shall prohibit Fingermatrix from releasing any such information to the extent required by applicable law or issuing any press release announcing this Agreement or the transaction contemplated hereby.


                                   ARTICLE 14

                                 CONFIDENTIALITY

                  Unless and to the extent required by applicable law, Distributor shall not disclose any of the GIL Intellectual Property which is conspicuously marked or otherwise designated in writing by GIL as "Confidential and Proprietary Information", except as required in connection with
Distributor's activities under and in connection with this Agreement. Notwithstanding the foregoing, Distributor shall not be under any such prohibition with respect to any information or documentation concerning the GIL Intellectual Property which is published or otherwise in the public domain other than as a result of Distributor's breach of the aforementioned confidentiality covenant.


                                   ARTICLE 15

                                  MISCELLANEOUS

                  15.1. Sole and Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof (except for the applicable provisions of the Stock Purchase Agreement) and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, between the parties hereto with respect to the subject matter hereof and may not be changed or modified except by an instrument in writing signed by the party to be bound thereby. No course of conduct or dealing or trade usage or custom or course of performance by the parties hereto shall constitute or be relied upon as a modification, supplement, or waiver of any provision of this Agreement. This Agreement has been subject to the mutual consultation, negotiation and agreement of the parties hereto and shall not be construed for or against any party hereto on the basis of such party having drafted this Agreement.

                  15.2. Brokers. The parties hereto each agree and represent and warrant to the other that no broker or finder was in any way instrumental or had any part in bringing about this transaction. Each of the parties hereto hereby agrees to defend, indemnify and hold the other harmless from and against any loss, liability, claim, cost or expense (including reasonable counsel fees) resulting from any claim that may be made against the other by any broker, finder or other person or entity claiming a commission, fee, or other compensation by reason of this transaction based upon such indemnifying party's acts or omissions.

                  15.3. Notices. All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement (the "Notices") shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested and addressed to the parties hereto as follows (or to such other addresses as either of the parties hereto shall specify by notice given in accordance with this provision):

                           (a)      If to GIL:

                                    GIL Security Systems, Inc.
                                    150-38 12th Avenue
                                    Whitestone, NY 11357
                                    Attn: Alan J. Risi

                                    with a copy to:

                                    Edmond J. Pryor, Esq.
                                    1960 Williamsbridge Road
                                    Bronx, New York 10461

                           (b)      If to Distributor:

                                    Fingermatrix, Inc.
                                    249 Saw Mill River Road
                                    Elmsford, New York 10523
                                    Attn: Lewis S. Schiller

                                    with a copy to:

                                    Robert L. Blessey, Esq.
                                    51 Lyon Ridge Road
                                    Katonah, New York 10536

All such Notices shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

                  15.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement is intended to confer upon any person or entity, any rights, benefits, obligations, remedies or liabilities under or by reason of this Agreement.

                  15.5. Waiver. No waiver of any provision of this Agreement or of any breach thereof shall be effective unless in writing and signed by the party to be bound thereby. The waiver by either party hereto of a breach of any provision of this Agreement, or of any representation, warranty, obligation or covenant in this Agreement by the other party hereto, shall not be construed as a waiver of any subsequent breach or of any other provision, representation, warranty, obligation or covenant of such other party, unless the instrument of waiver expressly so provides.

                  15.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof (except as to matters pertaining to the issuance, delivery and transferability of the GIL Shares and the FINX Shares which shall be governed by the applicable provisions of Federal and State securities laws), and shall be enforced exclusively in the federal or state courts located in the City, County and State of New York. GIL and Distributor hereby waive any defense of forum non conveniens with respect to any action commenced in any such court.

                  15.7. Assignment. This Agreement shall not be assigned by GIL or Distributor without the prior consent of GIL or Distributor, as the case may be. Any assignment contrary to the terms hereof shall be null and void and will not confer any rights or benefits upon the assignee thereof. Distributor shall not have the right, without GIL's consent, to appoint sub-distributors. No such sub-distribution agreement or arrangement will affect Distributor's obligations under this Agreement.

                  15.8. Exclusive License. The Exclusive License will not be amended, modified, transferred or assigned, nor will any rights of the Licensor thereunder be encumbered at any time during the Term of this Agreement without the written consent of Distributor.

                   15.9. Further Assurances. The parties hereto hereby agree that, at any time and from time to time after the date hereof upon the reasonable request of the other party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

                   15.10. Expenses. Each party hereto represents and warrants to the other that it has been represented by counsel in connection with the negotiation, preparation, and consummation of this Agreement. Except as expressly provided in this Agreement, each of the parties hereto shall bear all of its respective costs and expenses incurred in connection with the negotiation, preparation, execution, consummation, performance and/or enforcement of this Agreement, including, without limitation, the fees and disbursements of their respective counsel, financial advisors and accountants. Notwithstanding the foregoing, in the event of any action or proceeding instituted by either party hereto to enforce the provisions of this Agreement, the party prevailing therein shall be entitled to reimbursement by the other breaching party of the legal costs and expenses incurred by the prevailing party in connection therewith.

                  15.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

                  15.12. Headings. The Article headings used in this Agreement have been used for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

                  15.13. Partial Invalidity. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall remain in full force and effect.

                  15.14. Cumulative Remedies. Unless expressly provided to the contrary, no remedy set forth in this Agreement is exclusive of any other available remedy or remedies, whether legal or equitable, but each remedy is cumulative and in addition to every other right or remedy provided under this Agreement or now or hereafter existing at law or in equity. Either party hereto may pursue its rights and remedies concurrently or in any sequence and no exercise of one right or remedy shall be deemed to be an election of remedies.

                  15.15. Grammar. Unless the context of this Agreement clearly requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning of the phrase "and/or". The words "hereof", "herein", "hereby", "hereunder" and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

WITNESS:                            GIL SECURITY SYSTEMS, INC.


______________________              By:________________________________


----------------------              -----------------------------------
Print Name                          Print Name and Title


WITNESS:                            SECURED PORTAL SYSTEMS, INC.


_______________________             By:________________________________


-----------------------             -----------------------------------
Print Name                          Print Name and Title


                         AGREED TO SOLELY AS TO SECTIONS
                          6.1(f) AND ARTICLE 15 HEREOF

WITNESS:


------------------------   -----------------------------------
                           Alan J. Risi

------------------------
Print Name

                                    EXHIBIT A

                                GIL'S LIST PRICES

                                    EXHIBIT B

                             PRODUCT SPECIFICATIONS

                                    EXHIBIT C

                                FORM OF WARRANTY

                                   EXHIBIT D

                                EXCLUSIVE LICENSE

                                                                    Exhibit 99.2
                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT made this 13th day of September, 1999 by and between GIL SECURITY SYSTEMS, INC., a Delaware corporation with offices at 150-38 12th Avenue, Whitestone, New York 11357 ("Seller") and FINGERMATRIX, INC., a New York corporation with offices at 249 Saw Mill River Road, Elmsford, New York 10523 ("Buyer").

                              W I T N E S S E T H :

         WHEREAS, Seller and Buyer's subsidiary, Secured Portal Systems, Inc. ("SPS"), have entered into an Exclusive Distribution Agreement of even date herewith pursuant to which Seller granted SPS certain exclusive distribution rights to a security entrance system manufactured and marketed by Seller (the "Distribution Agreement"); and

         WHEREAS, in order to enhance the business relationship between Seller and SPS in furtherance of the Distribution Agreement, Seller has agreed to sell to Buyer certain shares of its Common Stock, $.0001 par value per share, and Buyer is desirous of purchasing such shares from Seller, all on and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby duly acknowledged, the undersigned do hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the following meanings:

         1.1. "Agreement" shall mean this Stock Purchase Agreement between Seller and Buyer.

         1.2. "Closing" shall have the meaning provided in Section 6.1 hereof.

         1.3. "Closing Date" shall have the meaning provided for in Section 6.1 hereof.

         1.4. "Commission" shall mean the Securities and Exchange Commission.

         1.5. "Common Stock" shall mean the $.01 par value per share common stock of Buyer.

         1.6. "Converted FINX Shares" shall mean such number of shares of Common Stock which are acquired by Seller upon conversion of the FINX Shares.

         1.7. "FINX Shares" shall mean the 14,134 shares of Buyer's Series A 2% Voting Convertible Redeemable Preferred Stock, $.01 par value per share, which shares are convertible into an aggregate of 10,500,148 shares of Common Stock at a conversion rate of 742.9 shares of Common Stock for each share of Buyer's Series A 2% Voting Convertible Redeemable Preferred Stock.

         1.8. "GIL Shares" shall mean the 1,000,000 shares of common stock, $.0001 par value per share, of GIL.

         1.9. "Indemnified Party" shall have the meaning provided in Section 7.8 hereof.

         1.10. "Indemnifying Party" shall have the meaning provided in Section
7.8 hereof.

         1.11. "Losses" shall have the meaning provided in Section 7.6 hereof.

         1.12. "Other Holders" shall mean Blake Schiller, Carol Schiller, Doug Schiller, Lewis Schiller and Grace Wnuk.

         1.13. "Purchase Price" shall have the meaning provided in Section 2.2 hereof.

         1.14. "Recapitalization" shall have the meaning provided in Section 5.4 hereof.

         1.15. "Redemption Price" shall have the meaning provided in Section 5.1 hereof.

         1.16. "Registration Notice" shall have the meaning provided in Section
7.1 hereof.

         1.17. "Registration Statement" shall mean any Registration Statement prepared and filed by Buyer with the Commission pursuant to Article 7 hereof.

         1.18. "Securities Act" shall have the meaning provided in Section 3.8 hereof.

         1.19. "Statement of Designations" shall have the meaning provided in
Section 5.5 hereof.

         1.20. "TGI" shall mean The Trinity Group, Inc., a Delaware corporation with offices at 249 Saw Mill River Road, Elmsford, New York 10523.

                                    ARTICLE 2

                             PURCHASE OF GIL SHARES

         2.1. Purchase of GIL Shares. On and subject to the Closing Date, Seller will sell, transfer and assign to Buyer, all right, title and interest in and to the GIL Shares, for the consideration set forth in Paragraph 2.2 below. At the Closing, Seller will deliver the stock certificate for the GIL Shares to Buyer registered in Buyer's name.

         2.2. Purchase Price for the GIL Shares. The purchase price for the GIL Shares being purchased by Buyer hereunder is the FINX Shares (the "Purchase Price"). On and subject to the Closing Date, in consideration of the sale, transfer and assignment to Buyer of the GIL Shares, Buyer will pay the Purchase Price by delivering the FINX Shares to Seller registered in Seller's name.


                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Buyer the following:

         3.1. Organization; Good Standing. Seller is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite power and authority to own or lease its properties and carry on its business as now conducted.

         3.2. Authorization. All action on the part of Seller necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, has been properly taken and obtained by it and this Agreement constitutes a valid and legally binding obligation of Seller enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

         3.3. No Litigation. There is no action, suit, proceeding, or investigation pending or, to the knowledge of Seller, threatened against Seller which in any way relates to the validity of this Agreement or the right of Seller to enter into or consummate this Agreement and the transactions contemplated hereby.

         3.4. Authorization. The authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time or giving of notice, a default under Seller's Certificate of Incorporation or By-Laws or any instrument, judgment, order, writ, decree or agreement to which Seller is a party or by which it is bound.

         3.5. No Consents. No consent, approval, order, authorization, registration, qualification, license, permit, designation or declaration of, or other filing with or notification to, any foreign and/or domestic federal, state or local governmental authority or agency or any third party is required in connection with the authorization, execution, delivery and performance of this Agreement.

         3.6. Capitalization. All of the GIL Shares will, when issued on the Closing Date, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of Seller which will represent approximately 1% of the total issued and outstanding shares of capital stock of Seller. GIL is authorized to issue 200,000,000 shares of Common Stock, par value $.0001 per share, and 10,000,000 shares of Preferred Stock, par value $.0001 per share, of which there are an aggregate of 100,000,000 shares of such Common Stock issued and outstanding on the date hereof and none of the shares of such Preferred Stock are issued and outstanding nor has any series thereof been designated. The Preferred Stock of GIL, when designated, will not be convertible into shares of Common Stock of GIL.

         3.7. Title. Seller will, on the Closing Date, issue and deliver the GIL Shares to Buyer, free and clear of all liens, claims and encumbrances whatsoever.

         3.8. Investment Representations. Seller understands and acknowledges that the FINX Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and are being issued and delivered hereunder pursuant to an exemption from the registration requirements of Section 5 of the Securities Act inasmuch as the issuance of the FINX Shares involves a transaction by an issuer not involving a public offering and that reliance upon such exemption is predicated in part upon the following representations and warranties of Seller:

                  A. Seller is acquiring the FINX Shares for investment purposes only, for its own account, and not for, with any view to, or in connection with any distribution or public offering thereof within the meaning of the Securities Act.

                  B. Seller understands that the FINX Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and such laws and the FINX Shares must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws.

                  C. Seller has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is able to bear the economic risk of such investment, including a complete loss of its investment in the FINX Shares.

                  D. Seller acknowledges that it has made detailed inquiry concerning Buyer and its business and that the officers of Buyer have made available to Seller any and all written information which it has requested and have answered to Seller's satisfaction all inquiries made by Seller.

                  E. The transactions provided for in this Agreement with respect to the FINX Shares are not part of any pre-existing plan or arrangement for, and there is no agreement or other understanding with respect to, the distribution by Seller of any of the FINX Shares.

         3.9. No Broker. Seller has no obligation or commitment to, and has no agreement or understanding with, any broker or finder in connection with the transactions contemplated by this Agreement, except for Stanley Ross. Seller shall be solely responsible for the payment of any fee to Stanley Ross for such services.

         3.10. No Other Representations. Except as set forth in this Section 3 or as otherwise expressly provided elsewhere in this Agreement, Seller has made no other representations or warranties to Buyer in connection with this Agreement or the transactions contemplated by this Agreement.


                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller the following:

         4.1. Organization; Good Standing. Buyer is a corporation, duly organized, validly existing, and in good standing under the laws of the State of New York and has all requisite power and authority to own or lease its properties and carry on its business as now conducted.

         4.2. Authorization. Subject to the provisions of Section 5.4 hereof, all action on the part of Buyer necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, has been properly taken and obtained by it and this Agreement constitutes a valid and legally binding obligation of Buyer enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

         4.3. No Litigation. There is no action, suit, proceeding, or investigation pending or, to the knowledge of Buyer, threatened against Buyer which in any way relates to the validity of this Agreement or the right of Buyer to enter into or consummate this Agreement and the transactions contemplated hereby.

         4.4. Authorization. The authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time or giving of notice, a default under Buyer's Certificate of Incorporation or By-Laws or any instrument, judgment, order, writ, decree or agreement to which Buyer is a party or by which it is bound.

         4.5. No Consents. No consent, approval, order, authorization, registration, qualification, license, permit, designation or declaration of, or other filing with or notification to, any foreign and/or domestic federal, state or local governmental authority or agency or any third party is required in connection with the authorization, execution, delivery and performance of this Agreement.

         4.6. Capitalization. All of the FINX Shares will, when issued on the Closing Date, be duly authorized, validly issued, fully paid and non-assessable shares of Buyer's Series A 2% Voting Convertible Redeemable Preferred Stock which will represent, upon the full conversion thereof, approximately 10% of the total issued and outstanding shares of Common Stock of Buyer, on a fully diluted basis. Buyer is authorized to issue 20,000,000 shares of Common Stock, par value $.01 per share, and 1,000,000 shares of Preferred Stock, par value $.01 per share, of which there are an aggregate of 20,000,000 shares of such Common Stock, 100,000 shares of Series A 2% Voting Convertible Redeemable Preferred Stock and 1,000 shares of Series B 4% Preferred Stock issued and outstanding on the date hereof.

         4.7. Title. Buyer will, on the Closing Date, issue and deliver the FINX Shares to Seller, free and clear of all liens, claims and encumbrances whatsoever.

         4.8. Investment Representations. Buyer understands and acknowledges that the GIL Shares have not been and will not be registered under the Securities Act and are being issued and delivered hereunder pursuant to an exemption from the registration requirements of Section 5 of the Securities Act inasmuch as the issuance of the GIL Shares involves a transaction by an issuer not involving a public offering and that reliance upon such exemption is predicated in part upon the following representations and warranties of Buyer:

                  A. Buyer is acquiring the GIL Shares for investment purposes only, for its own account, and not for, with any view to, or in connection with any distribution or public offering thereof within the meaning of the Securities Act.

                  B. Buyer understands that the GIL Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and such laws and the GIL Shares must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws.

                  C. Buyer has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is able to bear the economic risk of such investment, including a complete loss of its investment in the GIL Shares.

                  D. Buyer acknowledges that it has made detailed inquiry concerning Seller and its business and that the officers of Seller have made available to Buyer any and all written information which it has requested and have answered to Buyer's satisfaction all inquiries made by Buyer.

                  E. The transactions provided for in this Agreement with respect to the GIL Shares are not part of any pre-existing plan or arrangement for, and there is no agreement or other understanding with respect to, the distribution by Buyer of any of the GIL Shares.

         4.9. No Broker. Buyer has no obligation or commitment to, and has no agreement or understanding with, any broker or finder in connection with the transactions contemplated by this Agreement.

         4.10. No Other Representation. Except as set forth in this Section 4 or as otherwise expressly provided elsewhere in this Agreement, Buyer has made no other representations or warranties to Seller in connection with this Agreement or the transactions contemplated by this Agreement.


                                    ARTICLE 5

                         ADDITIONAL RIGHTS AND COVENANTS

         5.1. Redemption. Reference is made to the Distribution Agreement, the terms of which are incorporated herein by reference thereto. In the event of the termination of the Distribution Agreement in accordance with the provisions of
Section 11.2 thereof, both Seller and Buyer shall have the right to redeem, for a redemption price equal to the par value of the GIL Shares or FINX Shares, as applicable (the "Redemption Price"), such number of the GIL Shares or FINX Shares, as applicable, as shall equal the product of the GIL Shares or the FINX Shares, as applicable, multiplied by a fraction, the numerator of which will be the number of full months which have elapsed during the Term of the Distribution Agreement as of the date of termination, and the denominator of which will be sixty (60). The Redemption Price must be paid in full at the time of redemption and a notice from either Seller or Buyer, as applicable, must be provided to the other within thirty (30) days of the date of any such termination, which notice must indicate an election by the party providing the notice to redeem such shares. In the event that such notice of redemption is not timely provided by either party, as aforesaid, the party failing to timely provide such notice shall have no further rights of redemption with respect to the GIL Shares or FINX Shares, as applicable.

         5.2. Resale Covenant. As of the date hereof, TGI, Carol Schiller and Grazyna Wnuk own 6,871,150, 1,162,810 and 1,585,650 shares of the Common Stock of Buyer, respectively. By their execution of this Agreement, TGI, Carol Schiller and Grazyna Wnuk hereby agree that, until such time as either (i) Seller has registered under the Securities Act more than fifty percent (50%) of the FINX Shares, or (ii) the FINX Shares are eligible for public sale under Rule 144(k) of the Securities Act, they will not publicly sell the shares of Buyer's Common Stock owned by them unless and to the extent that Seller publicly sells any of the FINX Shares. From and after any date that Seller publicly sells any of the FINX Shares, TGI, Carol Schiller and Grazyna Wnuk shall have the right to publicly sell an equal number of the shares of Buyer's Common Stock owned by them, in the aggregate.

         5.3. GIL Share Transfers. Subject to compliance with all applicable provisions of Federal and state securities laws, Buyer will not object to any transfer by Seller that is hereafter made of all or any portion of the FINX Shares or the Converted FINX Shares to Alan J. Risi or Stanley Ross (or members of their immediate families or to trusts established for their benefit or the benefit of such family members).

         5.4. Buyer Recapitalization. Notwithstanding any provision of this Agreement or the Distribution Agreement to the contrary, Seller acknowledges that, as of the date hereof, Buyer does not have sufficient shares of Common Stock authorized for issuance to allow for conversion of the FINX Shares. Buyer has instructed its counsel to prepare and file all required documents to effect a recapitalization of Buyer pursuant to which, among other things, Buyer's authorized capital will be increased to provide for a sufficient number of shares of Common Stock to accommodate the full conversion of the FINX Shares (the "Recapitalization"). Buyer will use its best efforts to complete such recapitalization as soon as practicable after the date hereof and will notify Seller as soon as the same has been completed. Buyer will notify Seller when the Recapitalization has been completed.

         5.5. Conversion Rights. By virtue of the provisions of the Statement of the Powers, Designations, Preferences, Privileges, Rights and Restrictions of the Series A 2% Voting Convertible Redeemable Preferred Stock of Buyer, the holders of shares of such Preferred Stock will, automatically upon the completion of the Recapitalization, have their shares of such Preferred Stock converted into Common Stock and, if the Recapitalization is not completed by January 1, 2000, such holders shall have the right, at any time thereafter (subject to completion of the Recapitalization) and solely upon notice to Buyer, to convert any shares of such series of Preferred Stock into Common Stock in accordance with the provisions of the Statement of Designations. A copy of such Statement of Powers, Designations, Preferences, Privileges, Rights and Restrictions is attached hereto as Exhibit "A".

                                    ARTICLE 6

                          CLOSING AND CLOSING DOCUMENTS

         6.1. The Closing. The closing of this transaction (the "Closing") will take place on the date hereof (the "Closing Date") at the offices of Widowski, Cassidy & Steinhart, LLC, 425 Madison Avenue, Suite 700, New York, New York 10017 or on such other date or place upon which Buyer and Seller may hereafter agree.

         6.2. Seller's Delivery at Closing. At the Closing, Seller will deliver to Buyer a certificate for the GIL Shares registered in Buyer's name, together with a corporate resolution of Seller authorizing the transaction contemplated by this Agreement, all in form and substance satisfactory to counsel for Buyer.

         6.3. Buyer's Delivery at Closing. At the Closing, Buyer will deliver to Seller a certificate for the FINX Shares registered in Seller's name, together with a corporate resolution of Buyer authorizing the issuance to Seller of the FINX Shares, all in form and substance satisfactory to counsel for Seller.


                                    ARTICLE 7

                               REGISTRATION RIGHTS

         7.1. Registration. If Buyer, at any time prior to the date that the Converted FINX Shares are eligible for public sale under Rule 144(k) of the Securities Act, proposes to register any of its equity securities for its own account in connection with a public offering under the Securities Act (other than in connection with a merger, consolidation, acquisition of stock or assets of another entity, securities to be offered to officers and directors of Buyer or securities registered pursuant to Form S-4, S-8, or any subsequent similar or comparable form of Registration Statement), or for the account of any or all of the Other Holders, Buyer shall request that the managing underwriter or underwriter of any such underwritten public offering include the Converted FINX Shares in any such Registration Statement relating thereto. If such managing underwriter or underwriter agrees to include any or all of the Converted FINX Shares in such Registration Statement, Buyer shall, at such time, give prompt notice to Seller of its intention to effect such registration and of Seller's right to include the Converted FINX Shares therein (a "Registration Notice"), and upon any request of Seller delivered to Buyer within twenty (20) days after giving such Registration Notice, which request shall specify the Converted FINX Shares intended to be disposed of by Seller and the intended method of disposition thereof, Buyer shall include such Converted FINX Shares held by Seller in such Registration Statement; provided, however, that:

                  (a) If, at any time after giving a Registration Notice and prior to the effective date of any Registration Statement filed by Buyer with the Commission in connection therewith, Buyer shall determine not to register or to delay the registration of such Converted FINX Shares, for any reason at its sole election, Buyer may give notice of such determination to Seller and thereupon shall be relieved of its obligation to register any Converted FINX Shares issued or issuable in connection with such registration; and in the case of a determination by Buyer to delay any such registration, Buyer shall thereupon be permitted to delay registering any of such Converted FINX Shares for the same period as the delay in respect of securities being included in any such Registration Statement.

                  (b) If the managing underwriter or underwriter in any underwritten public offering shall advise Buyer that it has determined not to include all or any portion of the Converted FINX Shares requested by Seller to be included in such Registration Statement, then such Converted FINX Shares shall be excluded from such Registration Statement, provided that such managing underwriter or underwriter is unaffiliated with Buyer or its officers or directors by virtue of the absence of any ownership interest of Buyer or such individuals in such managing underwriter or underwriter; in case of an exclusion as to only a portion of such Converted FINX Shares, all shares of Common Stock owned by Seller and the Other Holders for which registration has been requested shall be allocated among Seller and the Other Holders in accordance with the provisions of subparagraph 7.2 hereof.

         7.2. Allocation. If securities proposed to be offered for sale pursuant to any Registration Statement include securities owned by Other Holders and the total number of securities to be offered by Seller and such Other Holders pursuant to this Article is required to be reduced pursuant to a request from any managing underwriter or underwriter, the aggregate number of Converted FINX Shares to be included in such Registration Statement shall equal the number of Converted FINX Shares which bears the same ratio to the maximum number of securities that such managing underwriter or underwriter believes may be included for Seller and the Other Holders as the original number of Converted FINX Shares proposed to be included therein by Seller bears to the total original number of securities proposed to be included therein by Seller and the Other Holders. In such event, Buyer shall give Seller prompt notice of the number of Converted FINX Shares to be included in such Registration Statement and the basis of the determination thereof.

         7.3. Furnishing of Information. Buyer's obligations pursuant to this
Article 7 shall be subject to and conditioned upon Seller providing Buyer in a timely manner with such information which Buyer or any managing underwriter or underwriter may request in connection with the Registration Statement, including, but not limited to, information concerning Seller, any underwriter or broker-dealer engaged by Seller, the proposed manner of distribution of the Converted FINX Shares and any information requested by the Commission.

         7.4. Cooperation. Seller hereby agrees to cooperate with Buyer in all respects in connection with this Agreement, including timely supplying all information reasonably requested by Buyer and executing and delivering all documents reasonably requested in connection with the registration and sale of the Converted FINX Shares.

         7.5. Cost of Registration. Buyer shall bear the entire cost and expense of any registration of Converted FINX Shares pursuant to this Article 7, including, without limitation, printing expenses, fees and disbursements of Buyer's counsel, accounting, audit fees and costs and all registration and filing fees (both Federal and state); provided that Seller shall bear the fees of its counsel and accountants, and all transfer taxes and all underwriting discounts or commissions applicable to the Converted FINX Shares sold by it pursuant thereto.

         7.6. Indemnification by Buyer. Buyer shall indemnify and hold harmless Seller and each affiliate, officer, director, shareholder, and partner of Seller, any underwriter or broker-dealer (as defined in the Securities Act), who may purchase from or sell any Converted FINX Shares for Seller, and each person, if any, who controls Seller or such underwriter or broker-dealer (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended) from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys' fees) (the "Losses") caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any prospectus included therein or any related application or other filing under any state securities law or by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which Seller or any of such persons may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, or other Federal or state laws, rules or regulations, at common law or otherwise, except insofar as such Losses are caused by any such untrue statement or alleged untrue statement or omission or alleged omission which is based upon information furnished or required to be furnished to Buyer by Seller or any of such persons or entities expressly for use in any Registration Statement.

         7.7. Indemnification by Seller. Seller shall indemnify and hold harmless Buyer, its directors, each officer signing a Registration Statement, each person, if any, who controls Buyer within the meaning of the Securities Act, Buyer's counsel, any managing underwriter or underwriter (and each person who controls the managing underwriter or the underwriter within the meaning of the Securities Act), and each other person whose securities are being offered or sold pursuant to such Registration Statement, from and against any and all Losses caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any prospectus required to be filed or furnished in connection therewith, or any related application or other filing under any state securities law or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which Buyer, or any of such persons may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, or other Federal or state laws, rules or regulations, at common law or otherwise, insofar as such Losses are caused by any untrue statement or alleged untrue statement or omission or alleged omission which is based upon information furnished to Buyer by Seller expressly for use in any Registration Statement.

         7.8. Indemnification Procedure. If any action or claim shall be brought or asserted by a person or entity entitled to indemnification pursuant to this Article (an "Indemnified Party") against any person or entity who or which is responsible to provide indemnification thereunder (an "Indemnifying Party"), the Indemnified Party shall promptly notify the Indemnifying Party in writing, of all of the particulars with respect thereto, and the Indemnifying Party shall assume the defense of any action or proceeding relating thereto, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all legal and other expenses of such defense. The failure of the Indemnified Party to so notify the Indemnifying Party will not relieve the Indemnifying Party of any liability for indemnification which it may have to the Indemnified Party hereunder, unless such failure materially prejudices the rights of the Indemnifying Party. The Indemnified Party shall have the right to employ separate counsel in any action or proceeding relating to a claim for indemnification hereunder and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne by the Indemnified Party unless
(a) the employment thereof has been specifically authorized by the Indemnifying Party, in writing, or (b) the Indemnifying Party has failed to assume the defense and employ counsel as provided herein, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both an Indemnified Party and an Indemnifying Party, and in the judgment of the counsel for the Indemnifying Party, it is advisable for the Indemnified Party or controlling person to be represented by separate counsel (in which case the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Party or such controlling person), it being understood, however, that the Indemnifying Party shall, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time in each jurisdiction for all indemnified parties (including Seller and the Other Holders and whether pursuant to this Agreement or any other agreements granting registration rights), which firm shall be designated in writing by all such indemnified parties. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding which is effected by an Indemnified Party without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld), but if settled with such written consent, or if there be a final judgment or decree for the plaintiff in any such action or proceeding by a court of competent jurisdiction and the time to appeal shall have expired or the last appeal shall have been denied, the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

         7.9. Contribution. If the indemnification provided for in this Article is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Loss, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand and of the Indemnified Party, on the other hand, in connection with the matters which resulted in such Loss, as well as any other relevant equitable considerations. The relevant fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission, or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. Notwithstanding the foregoing, the amount that Seller shall be obligated to contribute pursuant to this Section shall be limited to an amount equal to the proceeds received by Seller from the Converted FINX Shares sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which Seller has otherwise been required to pay in respect of such Loss).

         7.10. Survival. The indemnification provided for by this Article shall be a continuing right to indemnification and shall survive the registration and sale of any Converted FINX Shares by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         7.11. Assignment of Rights. The rights of Seller to request Buyer to register Converted FINX Shares pursuant to this Article may not be assigned by Seller other than to Alan J. Risi and Stanley Ross (or to such family members or trusts referred to in Section 5.3 hereof). Any such assignee must, as a condition to such assignment, execute and deliver to Buyer an instrument prepared by Buyer's counsel pursuant to which such assignee agrees to be bound by the provisions of this Article.


                                    ARTICLE 8

                               CERTIFICATE LEGENDS

         The certificates for the GIL Shares and the FINX Shares will, when delivered on the Closing Date, contain the following legends:

                  "The shares of ________ Stock evidenced by this certificate have been purchased for investment and may not be sold or otherwise transferred unless there is delivered to the Company an opinion of counsel satisfactory to the Company that either such shares of __________ have been registered under the Securities Act of 1933, as amended (the "Act"), and there is in effect a current prospectus meeting the requirements of subsection 10(a) of the Act which will be delivered to the purchaser or transferee at or prior to the time of delivery of such shares for sale or transfer or such shares may be sold without violating Section 5 of the Act."

                  "The sale, assignment, encumbrance, hypothecation, pledge or other disposition of the shares of the Company's _______ Stock represented by this Certificate are subject to certain rights and restrictions as to redemption and resale as set forth in that certain Stock Purchase Agreement between Fingermatrix, Inc. and GIL Security Systems, Inc. dated September __, 1999."


                                    ARTICLE 9

                                  MISCELLANEOUS

         9.1. Sole and Entire Agreement. This Agreement constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof (except for the applicable provisions of the Distribution Agreement) and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, between the parties hereto with respect to the subject matter hereof and may not be changed or modified except by an instrument in writing signed by the party to be bound thereby. No course of conduct or dealing or trade usage or custom or course of performance by the parties hereto shall constitute or be relied upon as a modification, supplement, or waiver of any provision of this Agreement. This Agreement has been subject to the mutual consultation, negotiation and agreement of the parties hereto and shall not be construed for or against any party hereto on the basis of such party having drafted this Agreement.

         9.2. Notices. All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement (the "Notices") shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested and addressed to the parties hereto as follows (or to such other addresses as either of the parties hereto shall specify by notice given in accordance with this provision):

                           (a)      If to Seller:

                                    GIL Security Systems, Inc.
                                    150-38 12th Avenue
                                    Whitestone, NY 11357
                                    Attn: Alan J. Risi

                                    with a copy to:

                                    Edmond J. Pryor, Esq.
                                    1960 Williamsbridge Road
                                    Bronx, New York 10461

                           (b)      If to Buyer:

                                    Fingermatrix, Inc.
                                    249 Saw Mill River Road
                                    Elmsford, New York 10523
                                    Attn: Lewis S. Schiller

                                    with a copy to:

                                    Robert L. Blessey, Esq.
                                    51 Lyon Ridge Road
                                    Katonah, New York 10536


All such Notices shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

         9.3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement is intended to confer upon any person or entity, any rights, benefits, obligations, remedies or liabilities under or by reason of this Agreement.

         9.4. Waiver. No waiver of any provision of this Agreement or of any breach thereof shall be effective unless in writing and signed by the party to be bound thereby. The waiver by any party hereto of a breach of any provision of this Agreement, or of any representation, warranty, obligation or covenant in this Agreement by any other party hereto, shall not be construed as a waiver of any subsequent breach or of any other provision, representation, warranty, obligation or covenant of such other party, unless the instrument of waiver expressly so provides.

         9.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof (except as to matters pertaining to the issuance, delivery and transferability of the GIL Shares and the FINX Shares which shall be governed by the applicable provisions of Federal and state securities laws), and shall be enforced exclusively in the federal or state courts located in the City, County and State of New York. Seller and Buyer hereby waive any defense of forum non conveniens with respect to any action commenced in any such court.

         9.6. Assignment. Except as specifically provided for herein, this Agreement shall not be assigned by Seller or Buyer without the prior consent of Seller or Buyer, as the case may be.

Any assignment contrary to the terms hereof shall be null and void and will not confer any rights or benefits upon the assignee thereof.

          9.7. Further Assurances. The parties hereto hereby agree that, at any time and from time to time after the date hereof upon the reasonable request of the other party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

          9.8. Expenses. Each party hereto represents and warrants to the other that it has been represented by counsel in connection with the negotiation, preparation, and consummation of this Agreement. Except as expressly provided in this Agreement, each of the parties hereto shall bear all of its respective costs and expenses incurred in connection with the negotiation, preparation, execution, consummation, performance and/or enforcement of this Agreement, including, without limitation, the fees and disbursements of their respective counsel, financial advisors and accountants. Notwithstanding the foregoing, in the event of any action or proceeding instituted by any party hereto to enforce the provisions of this Agreement, the party prevailing therein shall be entitled to reimbursement by the other breaching party of the legal costs and expenses incurred by the prevailing party in connection therewith.

         9.9. Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

         9.10. Headings. The Article headings used in this Agreement have been used for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

         9.11. Partial Invalidity. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall remain in full force and effect.

         9.12. Cumulative Remedies. Unless expressly provided to the contrary, no remedy set forth in this Agreement is exclusive of any other available remedy or remedies, whether legal or equitable, but each remedy is cumulative and in addition to every other right or remedy provided under this Agreement or now or hereafter existing at law or in equity. Any party hereto may pursue its rights and remedies concurrently or in any sequence and no exercise of one right or remedy shall be deemed to be an election of remedies.

         9.13. Grammar. Unless the context of this Agreement clearly requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning of the phrase "and/or". The words

"hereof", "herein", "hereby", "hereunder" and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

WITNESS:                            GIL SECURITY SYSTEMS, INC.


______________________              By:________________________________

----------------------              -----------------------------------
Print Name                          Print Name and Title


WITNESS:                            FINGERMATRIX, INC.


_______________________             By:________________________________

-----------------------             -----------------------------------
Print Name                          Print Name and Title


                          AGREED TO AND ACCEPTED SOLELY
                        AS TO SECTIONS 5.2 AND ARTICLE 9
                                     HEREOF


WITNESS:                            THE TRINITY GROUP, INC.


_______________________             By:________________________________

-----------------------             -----------------------------------
Print Name                          Print Name and Title


                       [SIGNATURES CONTINUE ON NEXT PAGE]

WITNESS:


----------------------

----------------------              -----------------------------------
Print Name                          Carol Schiller


WITNESS:


----------------------

----------------------              -----------------------------------
Print Name                          Grazyna Wnuk

                                    EXHIBIT A

               STATEMENT OF THE POWERS, DESIGNATIONS PREFERENCES,
                RIGHTS AND RESTRICTIONS OF THE SERIES A 2% VOTING
                    CONVERTIBLE REDEEMABLE PREFERRED STOCK OF
                               FINGERMATRIX, INC.